UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2019

V.F. Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	1-5256	23-1180120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Corporate Center Boulevard
Greensboro, North Carolina 27408

(Address of principal executive offices, zip code)

(336) 424-6000
(Registrants telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On April 24, 2019, VF Corporation (“VF”) sent a notice (the “Blackout Notice”) to its directors and executive officers regarding a blackout period (the “Blackout Period”) that will be imposed by the administrator for the VF 401(k) Savings Plan (the “Plan”).

The administrator for the Plan will impose restrictions on transactions by participants in the Plan during the Blackout Period. During this Blackout Period, Plan participants and beneficiaries temporarily will be prevented from effecting certain Plan transactions, including those involving the VF Corp. Common Stock Fund and VF Corp. ESOP Stock Fund (“VF Stock Funds”).

The Blackout Notice informed VF’s directors and executive officers that during the Blackout Period they will be subject to certain trading restrictions with respect to shares of VF common stock (including derivative securities such as stock options) acquired in connection with their services as a director or an executive officer of VF. This notice was required pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission’s Regulation BTR, which prohibit trading in VF securities by directors and executive officers during certain blackout periods relating to the issuer’s 401(k) plan.

The Blackout Period will begin on May 22, 2019 for VF Stock Fund transactions, and is expected to end during the week of May 26, 2019.

A copy of the Blackout Notice is attached as Exhibit 99.1 and is incorporated herein by reference. During the Blackout Period and for two years after the end date of the Blackout Period, a shareholder or other interested person may obtain, without charge, information regarding the Blackout Period, including the actual end date, by contacting Rita Frazier, VF Corporation, 105 Corporate Center Blvd., Greensboro, North Carolina 27408, (336) 424-3468.

Item 9.01(d). Exhibits.

Exhibit Number	Description

99.1	Blackout notice to directors and executive officers of VF Corporation, dated April 24, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION

Date: April 24, 2019	By:	/s/ Laura C. Meagher
		Name:	Laura C. Meagher
		Title:	Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Blackout notice to directors and executive officers of VF Corporation, dated April 24, 2019